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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: January 24, 2001

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)

             Colorado                     0-27560                      84-1132665
     (State of Incorporation)     (Commission File No.)    (IRS Employer Identification No.)

   1658 Cole Boulevard, Suite 130, Golden, Colorado                         80401
   (Address of principal executive offices)                                 Zip Code

                                (303) 235-9000
                        (Registrant's telephone number)

Item 2.  Acquisition of Assets

  On January 17, 2001, we acquired the remaining 40% of our U.K. subsidiary, ACT Teleconferencing Limited. We previously held 60% of the U.K. subsidiary. We purchased the 40% interest from the following four individuals for the following consideration.

                                                                                                                    ACT restricted
    Sellers        Shares purchased       Cash consideration    Short term notes        Long term notes              common stock
    -------        ----------------       ------------------    ----------------        ---------------              ------------
David Holden       9,700 (Pounds)1          $525,000*             $1,671,400*              $4,250,600*                 349,200
                     ordinary shares         ((Pounds)357,000)     ((Pounds)1,136,840)      ((Pounds)2,890,600)

Leonard Walter      100 (Pounds)1           $10,000*              $17,200*                 $43,800*                      3,600
   Holden            ordinary shares         ((Pounds)7000)        ((Pounds)11,720)         ((Pounds)29,800)

Ronald Neil Holden  100 (Pounds)1           $10,000*              $17,200*                 $43,800*                      3,600
                     ordinary shares         ((Pounds)7000)        ((Pounds)11,720)         (Pounds)29,800

June Holden         100 (Pounds)1           $10,000*              $17,200*                 $43,800*                      3,600
                     ordinary shares         ((Pounds)7000)        ((Pounds)11,720)         (Pounds)29,800
                   ------------------     --------------------  --------------------    -----------------------    -----------------
                   10,000 (Pounds)1         $555,000*             $1,723,000*              $4,382,000*             360,000 shares of
                     ordinary shares                                                                                common stock**

* Dollar values are approximate using a conversion rate of $1.47/(Pounds).
** The 360,000 shares of our common stock is valued at $2,880,000 or (Pounds)1,920,000, utilizing a stipulated exchange rate of $1.50/(Pounds).

  The transaction is valued at approximately US$9,540,000 (financed with
$555,000
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cash, $1,723,000 short term note, $4,382,000 long term notes, plus $2,880,000 of
ACT common stock (360,000 shares at a stipulated value of $8.00 per share)). The short term note issued in the transaction matures on April 6, 2002 and the series of long term notes issued in the transaction mature annually on December 31, 2002 through 2005. The common shares issued in the transaction are be fully paid and non-assessable shares with no par value, issued under Regulation S, and will be restricted securities as defined under Rule 144 of the Securities Act of 1933. The common shares have also been issued in three blocks with restrictions on transfer for two, three, and four years.

  David Holden is the managing director of ACT Teleconferencing Limited and will remain in this position. Mr. Holden's employment agreement, which includes provisions for the protection of the subsidiary's proprietary information and goodwill, has been amended and extended through December 31, 2005. June Holden is David Holden's wife, and Leonard and Ronald Holden are David's sons. We did not have a material relationship with Mr. Holden's wife or sons before this transaction.

Item 7. Financial Statements and Exhibits.

  The financial statements of ACT Teleconferencing Limited shall be filed with the SEC within 60 days after the filing of this Form 8-K.

                                   Exhibits
                                   --------
No.   Description
---   -----------

2.1 Share purchase agreement by and between ACT Teleconferencing, Inc. and David L. Holden & others
4.10 Instrument constituting (Pounds)1,172,000 convertible secured A loan notes and (Pounds)2,980,000 convertible secured B loan notes by and between ACT Teleconferencing, Inc. and David L. Holden & others, attached as exhibit A to exhibit 2.1 of this Form 8-K
10.29 Variation of service agreement by and between ACT Teleconferencing
      Limited and David L. Holden, attached as exhibit D to exhibit 2.1 of this Form 8-K
99.1  Press release dated January 18, 2001

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ACT Teleconferencing, Inc.
                                                       (Registrant)



Date: January 24, 2001                           ____________________________
                                                 By:/s/ Gavin Thomson
                                                 Gavin Thomson
                                                 Chief Financial Officer


                                 Exhibit Index
                                 -------------

No.   Description
---   -----------
(All exhibits are filed electronically)

2.1 Share purchase agreement by and between ACT Teleconferencing, Inc. and David L. Holden & others
4.10 Instrument constituting (Pounds)1,172,000 convertible secured A loan notes and (Pounds)2,980,000 convertible secured B loan notes by and between ACT Teleconferencing, Inc. and David L. Holden & others, attached as exhibit A to exhibit 2.1 of this Form 8-K
10.29 Variation of service agreement by and between ACT Teleconferencing
      Limited and David L. Holden, attached as exhibit D to exhibit 2.1 of this Form 8-K
99.1  Press release dated January 18, 2001

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